                                                                 EXHIBIT 24.0


                              POWER OF ATTORNEY




          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Directors of Duracell International Inc. constitute and appoint C. Robert Kidder as their true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, to sign Duracell International Inc.'s Form 10-K Annual Report for the year ended June 30, 1994, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the udnersigned have hereunto set their hands as of the 22 day of September, 1994.

    /s/ CHARLES R. PERRIN
- - ---------------------------------           ---------------------------------
        Charles R. Perrin                         George R. Roberts


      /s/ G. WADE LEWIS
- - ---------------------------------           ---------------------------------
          G. Wade Lewis                           Robert M. Kavner


- - ---------------------------------           ---------------------------------
           Henry R. Kravis                        Scott M. Stuart


- - ---------------------------------           ---------------------------------
           Paul E. Raether                        Thomas W. Hudson, Jr.

                              POWER OF ATTORNEY




          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Directors of Duracell International Inc. constitute and appoint C. Robert Kidder as their true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, to sign Duracell International Inc.'s Form 10-K Annual Report for the year ended June 30, 1994, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the udnersigned have hereunto set their hands as of the 22 day of September, 1994.

                                              /s/ GEORGE R. ROBERTS
- - ---------------------------------           ---------------------------------
        Charles R. Perrin                         George R. Roberts


- - ---------------------------------           ---------------------------------
          G. Wade Lewis                           Robert M. Kavner


- - ---------------------------------           ---------------------------------
           Henry R. Kravis                        Scott M. Stuart


- - ---------------------------------           ---------------------------------
           Paul E. Raether                        Thomas W. Hudson, Jr.

                              POWER OF ATTORNEY




          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Directors of Duracell International Inc. constitute and appoint C. Robert Kidder as their true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, to sign Duracell International Inc.'s Form 10-K Annual Report for the year ended June 30, 1994, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the udnersigned have hereunto set their hands as of the 22 day of September, 1994.


- - ---------------------------------           ---------------------------------
        Charles R. Perrin                         George R. Roberts


                                              /s/ ROBERT M. KAVNER
- - ---------------------------------           ---------------------------------
          G. Wade Lewis                           Robert M. Kavner


- - ---------------------------------           ---------------------------------
           Henry R. Kravis                        Scott M. Stuart


- - ---------------------------------           ---------------------------------
           Paul E. Raether                        Thomas W. Hudson, Jr.

                              POWER OF ATTORNEY




          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Directors of Duracell International Inc. constitute and appoint C. Robert Kidder as their true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, to sign Duracell International Inc.'s Form 10-K Annual Report for the year ended June 30, 1994, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the udnersigned have hereunto set their hands as of the 22 day of September, 1994.


- - ---------------------------------           ---------------------------------
         Charles R. Perrin                         George R. Roberts


- - ---------------------------------           ---------------------------------
           G. Wade Lewis                           Robert M. Kavner

       /s/ Henry R. Kravis                     /s/ Scott M. Stuart
- - ---------------------------------           ---------------------------------
           Henry R. Kravis                         Scott M. Stuart

       /s/ PAUL E. RAETHER
- - ---------------------------------           ---------------------------------
           Paul E. Raether                         Thomas W. Hudson, Jr.

                              POWER OF ATTORNEY




          KNOW ALL MEN BY THESE PRESENTS, that the undersigned Directors of Duracell International Inc. constitute and appoint C. Robert Kidder as their true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, to sign Duracell International Inc.'s Form 10-K Annual Report for the year ended June 30, 1994, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, the udnersigned have hereunto set their hands as of the 22 day of September, 1994.


- - ---------------------------------           ---------------------------------
        Charles R. Perrin                         George R. Roberts


- - ---------------------------------           ---------------------------------
          G. Wade Lewis                           Robert M. Kavner


- - ---------------------------------           ---------------------------------
           Henry R. Kravis                        Scott M. Stuart

                                              /s/ THOMAS W. HUDSON, Jr.
- - ---------------------------------           ---------------------------------
           Paul E. Raether                        Thomas W. Hudson, Jr.